RECOURSE CARVE-OUT GUARANTY AGREEMENT
[PORTFOLIO]
This GUARANTY AGREEMENT (this “Guaranty”) is made as of January 24, 2014, by GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation (“Guarantor”), in favor of THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation (“VALIC”), and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., a Pennsylvania corporation (“NUF”), as co-lenders (collectively, “Lender”).
1.Loan and Notes. This Guaranty is executed in connection with five (5) Loans (defined below). The collective principal amount of the Loans is $110,640,000. Concurrently herewith, Lender is making loans to (i) The GC Net Lease (Warren) Investors, LLC, a Delaware limited liability company (“GC Warren”) evidenced by that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of NUF in the original principal amount referenced therein, each of even date herewith (collectively, the “New Jersey Notes”), which are collectively secured by that certain First Mortgage, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (New Jersey) executed by GC Warren for the benefit of Lender (the “New Jersey Security Instrument”), covering certain real property more particularly described therein, (ii) The GC Net Lease (Beaver Creek) Investors, LLC, a Delaware limited liability company (“GC Beaver Creek”) evidenced by that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of NUF in the original principal amount referenced therein, each of even date herewith (collectively, the “Ohio Notes”), which are collectively secured by that certain First Mortgage, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (Ohio) executed by GC Beaver Creek for the benefit of Lender (the “Ohio Security Instrument”), covering certain real property more particularly described therein, (iii) The GC Net Lease (Houston Enclave) Investors, LLC, a Delaware limited liability company (“GC Houston Enclave”) evidenced by that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of NUF in the original principal amount referenced therein, each of even date herewith (collectively, the “Texas Notes”), which are collectively secured by that certain First Deed of Trust, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (Texas) executed by GC Houston Enclave for the benefit of Lender (the “Texas Security Instrument”), covering certain real property more particularly described therein, (iv) The GC Net Lease (Charlotte) Investors, LLC, a Delaware limited liability company (“GC Charlotte”) evidenced by that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of NUF in the original principal amount referenced therein, each of even date herewith (collectively, the “North Carolina Notes”), which are collectively secured by that certain First Deed of Trust, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (North Carolina) executed by GC Charlotte for the benefit of Lender (the “North Carolina Security Instrument”), covering certain real property more particularly described therein, and (v) The GC Net Lease (Phoenix Chandler) Investors, LLC, a Delaware limited liability company (“GC Phoenix Chandler”) evidenced by that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of NUF in the original principal amount referenced therein, each of even date herewith (collectively, the “Arizona Notes”), which are collectively secured by that certain First Deed of Trust, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (Arizona) executed by GC Phoenix Chandler for the benefit of Lender (the “Arizona Security Instrument”), covering certain real property more particularly described therein. GC Warren, GC Beaver Creek, GC Houston Enclave, GC Charlotte, and GC Phoenix Chandler are collectively referred to herein as the “Borrowers.” The loans made to the Borrowers are collectively referred to as the “Loans.” The New Jersey Notes, the Ohio Notes, the Texas Notes, the North Carolina Notes, and the Arizona Notes are collectively referred to herein as the “Notes.” The New Jersey Security Instrument, the Ohio Security Instrument, the Texas Security Instrument, the North Carolina Security Instrument and the Arizona Security Instrument are collectively referred to herein as the “Security Instruments,” and, together with the Note and all other documents executed by Borrower evidencing and/or securing the Loans, “Loan Documents.” All capitalized terms used herein without definition shall have the meanings given to such terms in the Security Instruments.
2.    Purpose and Consideration. The execution and delivery of this Guaranty by Guarantor is a condition to Lender’s willingness to make the Loan to Borrower, is made in order to induce Lender to make the Loan, and is made in recognition that Lender will be relying upon this Guaranty in making the Loan and performing any other obligations it may have under the Loan Documents. Guarantor has a significant ownership interest in Borrower, and, accordingly, acknowledges that Guarantor will receive material direct and indirect benefit from Lender making the Loan to Borrower.
3.    Guaranty. Guarantor hereby guarantees absolutely, primarily, and irrevocably, payment and performance of all obligations for which Borrower has, or may incur, personal liability to Lender under Section 18 of each of the Notes (collectively, the “Obligations”).
4.    Guaranty is Independent and Absolute. The obligations of Guarantor hereunder are independent of the obligations of Borrower and of any other person who may become liable with respect to the Obligations. Guarantor is jointly and severally liable with Borrower and with any other guarantor for the full and timely payment and performance of all of the Obligations. Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor (or any other guarantor), whether or not any action is brought against Borrower, any other guarantor or any other person for any Obligations guaranteed hereby and whether or not Borrower, any other guarantor or any other persons are joined in any action against Guarantor. Guarantor further agrees that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or with respect to any security in any order or simultaneously or in any other manner. All rights of Lender and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Notes or any other Loan Document, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of Borrower in respect of, the Obligations.
5.    Authorizations to Lender. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time (a) to renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Notes, including increasing the rate or rates of interest thereunder agreed to by Borrower, and to grant any indulgences, forbearances, or extensions of time; (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Loan Documents or any of the Obligations; (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender’s discretion, may determine; (d) to proceed against Borrower, Guarantor or any other guarantor with respect to any or all of the Obligations without first foreclosing against any security therefor; (e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) to release or substitute Borrower, any other guarantors, endorsers, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of Guarantor or any other such person; and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrower, Guarantor, or any other guarantor, endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.
6.    Application of Payments Received by Lender. Any sums of money Lender receives from or for the account of Borrower may be applied by Lender to reduce any of the Obligations or any other liability of Borrower to Lender, as Lender in Lender’s discretion deems appropriate.
7.    Waivers by Guarantor.
(a)Guarantor hereby waives (1) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (2) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (3) any right to require Lender to proceed against, give notice to, or make demand upon a Borrower; (4) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (5) any right to require Lender to pursue any remedy of Lender; (6) any right to direct the application of any security held by Lender; (7) any right of subrogation or to enforce any remedy which Lender may have against Borrower and any right to participate in any security now or hereafter held by Lender and any right to reimbursement from a Borrower for amounts paid to Lender by Guarantor at any time prior to the Indefeasible Payment in Full (as hereinafter defined) of all obligations of the Borrower under the Loan Documents and of all of the Obligations under this Guaranty; (8) benefits, if any, of Guarantor under any anti-deficiency statutes or single-action legislation or judicial interpretation thereof; (9) any defense arising out of any disability or other defense of a Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of a Borrower, or of any remedy for the enforcement of such liability; (10) any statute of limitations affecting the liability of Guarantor hereunder; (11) any right to plead or assert any election of remedies by Lender; (12) any other defenses available to a surety under applicable law; (13) notice of any adverse change in the financial condition of a Borrower or of any other fact that might increase Guarantor’s risk hereunder; (14) notice of any event of default under the Loan Documents; and (15) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled. As used in this Guaranty, the term “Indefeasible Payment in Full” with respect to any obligations shall mean the payment in full in cash of all such obligations and the expiration of all applicable time periods regarding bankruptcy preference, fraudulent conveyance or other avoidance actions that may be applicable to the circumstances of payment of any or all of such obligations under any and all State and federal laws.
(b)    Guarantor hereby waives any right of subrogation Guarantor has or may have as against a Borrower with respect to the Obligations. In addition, Guarantor hereby waives any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower with respect to the Obligations. Guarantor also hereby waives any rights to recourse to or with respect to any asset of Borrower. Guarantor agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make Guarantor a “creditor” of any Borrower, and that for purposes of Sections 547 and 550 of the Bankruptcy Code Guarantor shall not be deemed a “creditor” of any Borrower. Notwithstanding the foregoing, the waivers set forth in this subsection (b) shall only apply until the Indefeasible Payment in Full of all obligations of Borrower under the Loan Documents and of all of the Obligations under this Guaranty.

(c)    Guarantor waives all rights and defenses that Guarantor may have because the Borrower’s debt is secured by real property. This means, among other things, (i) Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; (ii) if Lender forecloses on any real property collateral pledged by the Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from the Guarantor, even if Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower’s debt is secured by real property.
8.    Subordination by Guarantor. Guarantor hereby agrees that any indebtedness of Borrower to Guarantor, whether now existing or hereafter created, shall be and is hereby subordinated to the indebtedness of Borrower to Lender under the Loan Documents until such time as the Indefeasible Payment in Full of all obligations of Borrower and all of the Obligations under this Guaranty. At any time during which a Default or Event of Default shall exist under any of the Security Instruments, Guarantor shall not accept or seek to receive any amounts from Borrower on account of any indebtedness of Borrower to Guarantor.
9.    Bankruptcy Reimbursements. Guarantor hereby agrees that if all or any part of the Obligations paid to Lender by Borrower or any other party liable for payment and satisfaction of the Obligations (other than Guarantor) are recovered from Lender in any bankruptcy proceeding, Guarantor shall reimburse Lender immediately on demand for all amounts of such Obligations so recovered from Lender, together with interest thereon at the default rate set forth in the Notes from the date such amounts are so recovered until repaid in full to Lender, and, for this purpose, this Guaranty shall survive repayment of the Loan.
10.    Net Worth Covenant. At all times prior to the Indefeasible Payment in Full of all obligations of Borrower under the Loan Documents and of all Obligations under this Guaranty, Guarantor shall maintain a Net Worth in excess of $110,600,000. Guarantor’s Net Worth shall be set forth in reasonable detail in the financial statements required to be delivered to Lender under this Guaranty. The term “Net Worth” shall mean, as of a given date, (x) the total assets of Guarantor as of such date less (y) such Guarantor’s total liabilities as of such date, determined in accordance with generally accepted accounting principles, consistently applied.
11.    Jurisdiction, Venue and Applicable Law. Guarantor hereby submits itself to the jurisdiction and venue of any federal court located in the State of New York or any state court located in New York County, New York in connection with any action or proceeding brought for enforcement of Guarantor’s obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations for purposes of litigation to enforce such obligations. Guarantor agrees that service of process upon Guarantor shall be complete upon delivery thereof in any manner permitted by law to Guarantor’s agent for service of process as designated in Section 12, below. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.
12.    Service of Process. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT:
C T Corporation System
111 Eighth Avenue
13th Floor
New York, NY  10011
AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  GUARANTOR (I) SHALL NOT CHANGE ITS DESIGNATED AGENT WITHOUT GIVING PRIOR WRITTEN NOTICE THEREOF TO LENDER AND HAVING RECEIVED LENDER’S PRIOR EXPRESS WRITTEN CONSENT TO SUCH REDESIGNATION, AND (II) SHALL PROMPTLY DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS)IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR OR REFUSES TO CONSENT TO SUCH DESIGNATION AS

AUTHORIZED AGENT FOR GUARANTOR PURSUANT TO A WRITTEN CONSENT IN FORM AND SUBSTANCE SATISFACTORY TO LENDER.
In the event service of process in accordance with the foregoing is not possible after two weeks’ reasonable effort by Lender, Guarantor hereby consents to service by publication in a newspaper of general circulation in The City of New York, New York County, New York.
13.    Financial Statements. Within ninety (90) days after the end of the period covered thereby, Guarantor shall deliver to Lender Guarantor’s quarterly unaudited and annual audited financial statements or, alternatively, written notice as and when such financial statements are publicly available, together with a website link to such financial statements. If a weblink is provided, the financial statements must be accessible via such link without a password or user account. At any time that Guarantor is not a publicly held company subject to the jurisdiction of the U.S. Securities and Exchange Commission, Guarantor shall also furnish to Lender copies of its federal and state income tax returns for the preceding year within ten (10) days of the filing thereof with the appropriate governmental agencies.
14.    Assignability. This Guaranty shall be binding upon Guarantor and Guarantor’s heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender’s successors and assigns. This Guaranty shall follow the Notes and other Loan Documents which are for the benefit of Lender, and, in the event the Notes and other Loan Documents are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Notes and other Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.
15.    Payment of Costs of Enforcement. In the event any action or proceeding is brought to enforce this Guaranty, Guarantor shall pay all costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all attorneys’ fees incurred by Lender.
16.    Notices. Any notice required or permitted to be given by Guarantor or Lender under this Guaranty shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first Business Day after receipted delivery to a courier service which guarantees next-Business Day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:
If to Guarantor:
2121 Rosecrans Avenue, Suite 3321
El Segundo, California 90245
Attention: Mr. Joseph E. Miller
with a copy to:
Griffin Capital Corporation
790 Estate Drive, Suite 180
Deerfield, IL 60015
Attention: Mary Higgins, Esq.
If to Lender:
The Variable Annuity Life Insurance Company
National Union Fire Insurance Company of Pittsburgh, PA.
c/o AIG Investments
777 South Figueroa Street, 16th Floor
Los Angeles, California 90017
Attn: Director-Mortgage Lending and Real Estate
with a copy to:
Greenberg Traurig, LLP
1200 17th Street, 24th Floor
Denver, Colorado 80202
Attn: Peter C. Kelley, Esq.
Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 16.
17.    Reinstatement of Obligations. If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Guarantor), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.
18.    Severability of Provisions. If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is set forth, the application of the provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.
19.    Joint and Several Obligation. If Guarantor is more than one person or entity, then (a) all persons or entities comprising Guarantor are jointly and severally liable for all of the Obligations; (b) all representations, warranties, and covenants made by Guarantor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Guarantor; (c) any breach, default or Event of Default by any of the persons or entities comprising Guarantor hereunder shall be deemed to be a breach, default, or Event of Default of Guarantor; and (d) any reference herein contained to the knowledge or awareness of Guarantor shall mean the knowledge or awareness of any of the persons or entities comprising Guarantor.
20.    Waiver. Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Guarantor, any other guarantor, or any other person with any of its obligations set forth herein or in any of the Loan Documents, nor any practice of Borrower or Guarantor at variance with the terms hereof or of any Loan Documents, shall constitute a waiver of Lender’s right to demand strict compliance with the terms and provisions of this Guaranty.
21.    Certain Waivers. GUARANTOR, BY SIGNING THIS GUARANTY, AND LENDER, BY ACCEPTING IT, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND GUARANTOR ENTERING INTO THE LOAN.
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[SIGNATURE PAGE TO RECOURSE CARVE-OUT GUARANTY AGREEMENT (PORTFOLIO)]
IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.
GUARANTOR:

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation,

By: /s/ Joseph E. Miller
Joseph E. Miller, Chief Financial Officer

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